UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2005
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                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

          Florida                   000-24452                20-1424922
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia                     30326
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      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 3.02. Unregistered Sales of Equity Securities.

     On October 17, 2005, the Company closed on a private placement of shares of its Common Stock which were sold to persons constituting "accredited investors", as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), in a transaction exempt from registration under Section 4(2) of the Securities Act.

     An aggregate of 2,979,092 shares of Common Stock were sold in the private placement for $1.67 per share, resulting in gross proceeds to the Company of $4,975,084. Each investor purchasing a share of Common Stock in the private placement also received a five year Warrant to purchase an additional .6667 shares of Common Stock at an exercise price of $2.50 per share. Based on the number of shares of Common Stock sold in the private placement, an aggregate of 1,986,161 Warrants were issued. In connection with the private placement, the Company is obligated to use its commercially reasonable best efforts to file a registration statement under the Securities Act within 45 days of the closing date and to use its commercially reasonable best efforts to cause such registration statement to become effective within 180 days after such date. The Company intends to use the net proceeds from the private placement for working capital and general corporate purposes, including for the development and design of new exhibitions.

Item 8.01. Other Events.

     On October 16, 2005 the Company's Board of Directors adopted resolutions to: (i) amend the Company's 2000 Stock Option Plan (the "2000 Plan") to reduce the number of authorized but unissued options available for issuance under the 2000 Plan by 1,370,000; and (ii) amend the Company's 2004 Stock Option Plan (the "2004 Plan") to reduce the number of authorized but unissued options available for issuance under the 2004 Plan by 1,030,000. The net effect of these resolutions will be to reduce the aggregate available authorized but unissued options available under the Company's shareholder approved stock option plans by 2,400,000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Premier Exhibitions, Inc.


Date:  October 17, 2005             By:  /s/ Arnie Geller
                                         --------------------
                                         Arnie Geller
                                         President, Chief Executive Officer and
                                         Chief Financial Officer